Sterling Capital Diverse Multi Manager Active ETF

DEIF
a series of Northern Lights Fund Trust IV

Supplement dated November 8, 2022

To the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) of

Sterling Capital Diverse Multi-Manager Active ETF (the “Fund”) dated September 28, 2022

Effective immediately, Jeremy Lopez no longer serves as co-portfolio manager of the Fund and Orton Chen serves as co-portfolio manager of the Fund. Therefore, all references to Jeremy Lopez are removed from the Fund’s Prospectus, Summary Prospectus and SAI.

The following replaces the first paragraph under the heading “Portfolio Managers” on page 7 of the Prospectus and first paragraph under the heading “Portfolio Managers” on page 4 of the Summary Prospectus:

Brandon W. Carl, Executive Director of the Adviser, Mary Weeks Fountain, Managing Director of the Adviser, and Orton Chen, Executive Director of the Adviser, serve as the Fund’s co-portfolio managers.

The following paragraph replaces the second paragraph on pages 14- 15 of the Prospectus under the heading “Portfolio Managers”:

Orton Chen, CFA®, Executive Director, joined Sterling Capital Management in October 2021. Orton serves as the chief investment officer for Sterling Capital’s Private Client Group. Orton has 23 years of equity asset management experience, including 15 years in portfolio management. His prior portfolio management experience includes International Small Cap Equity at Wedge Capital, Global Long/Short Equity at Al Dhabi Investment in the UAE, and International/Global Equity at Pinnacle Associates. Orton received his B.A. in Economics with concentrations in Finance and Accounting from Rutgers College and his M.B.A. in Finance from the Rutgers Graduate School of Management. He holds the Chartered Financial Analyst® designation.

The following disclosure replaces the first sentence under the heading “PORTFOLIO MANAGERS” on page 21 of the SAI:

Brandon W. Carl, Mary Weeks Fountain and Orton Chen of Sterling Capital are the Fund’s co-portfolio managers.

The following disclosure is added to the tables on pages 21-24 of the SAI:

Orton Chen* (as of November 1, 2022)

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	264	$863	0	$0

*	Assets under management include investment allocations to other funds advised by portfolio manager’s advisory firm.

The following information is added to the table under the heading Ownership of Securities on page 25 of the SAI:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Sterling Diverse Multi-Manager Active ETF
Orton Chen[1]	$0

[1]	as of November 1, 2022

You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and SAI dated September 28, 2022 which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.sterlingcapital.com/etf or by calling 1-888-637-7798.